FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

9. FAIR VALUE MEASUREMENTS

The Company adopted ASC 820, “Fair Value Measurements and Disclosures,” which provides a framework for measuring fair value under U.S. GAAP, and expanded disclosure requirements about assets and liabilities measured at fair value. The Company utilizes a hierarchy for inputs used in measuring fair value that gives the highest priority to observable inputs and the lowest priority to unobservable inputs as follows:

●	Level 1-Observable unadjusted quoted prices in active markets for identical assets or liabilities.
●	Level 2-Observable inputs other than quoted prices in active markets for identical assets or liabilities, for which all significant inputs are observable, either directly or indirectly.
●	Level 3-Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

Recurring basis

As of December 31, 2020 and 2021, there were no assets and liabilities measured on the Company’s consolidated balance sheet at fair value on a recurring basis subsequent to initial recognition.

Non-recurring basis

The carrying amount of long-term borrowing and liabilities approximates their fair value as the related interest rates approximate rates currently offered by financial institutions for similar debt instruments of comparable maturities.

The impairment loss of assets and cancellation loss of project assets for the years ended December 31, 2020 and 2021, represented non-recurring fair value measurement which the carrying amount of the related assets were either reduced to zero or reduced to a realizable lower amount per a purchase offer.